                                                                   EXHIBIT 10.41

                               FIFTH AMENDMENT TO
                       AMENDED AND RESTATED LOAN AGREEMENT

     THIS FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment"), dated as of July 1, 2001, is entered into between GOLD BANC CORPORATION, INC. a Kansas corporation (the "Borrower"), and LASALLE BANK NATIONAL ASSOCIATION (formerly known as LaSalle National Bank), a national banking association (the "Bank").

                                    RECITALS

     A. The Bank and the Borrower entered into a Loan Agreement dated April 1, 1998 amended and restated as of December 1, 1998, a First Amendment to the Amended and Restated Loan Agreement dated as of April 26, 1999, a Second Amendment to the Amended and Restated Loan Agreement dated as of May 1, 2000, a Third Amendment to the Amended and Restated Loan Agreement dated as of July 1, 2000 and a Fourth Amendment to the Amended and Restated Loan Agreement dated as of January 23, 2001 (including all further renewals, modifications, amendments and extensions thereof, the "Loan Agreement"), under which the Bank was willing to lend to the Borrower in accordance with the terms, subject to the conditions and in reliance on the representations, warranties and covenants set forth in the Loan Agreement, in the Pledge and Security Agreement dated as of April 1, 1998 between the Borrower and the Bank as amended from time to time (the "Pledge and Security Agreement") and in all of the other documents and instruments entered into or delivered in connection with or relating to the loan contemplated in the Loan Agreement.

     B. The Borrower and the Bank have agreed to extend the maturity of the Loan to September 28, 2001 and to otherwise amend certain provisions of the Loan Agreement.

     NOW, THEREFORE, in consideration of the Recitals and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. DEFINITIONS. All capitalized terms used herein without definition shall have the meaning set forth in the Loan Agreement.

     2.   AMENDMENT TO LOAN AGREEMENT.

          2.1 The introductory paragraph of Section 3(a) of the Loan Agreement is hereby amended by restating it in its entirety, as follows:

               "The Loan shall be evidenced by the Note executed by the Borrower in the principal amount of TWENTY FIVE MILLION and 00/100 DOLLARS ($25,000,000.00), which Note shall be in the form set forth as Exhibit A-1 hereto:

                    (a) Interest on amounts outstanding under the Note shall be payable in arrears. A final payment of all outstanding amounts due under the Note, including, but not limited to principal, interest and any amounts owing under Subsection 11(m) of this Agreement, if not payable earlier, shall be due and payable on September 28, 2001."

     3. REVOLVING NOTE. The Borrower will execute and deliver a Replacement Revolving Note substantially in the form of Exhibit A-1 hereto. Exhibit A-1 of the Loan Agreement is hereby replaced by the Exhibit A-1 attached hereto.

     4. WARRANTIES. To induce the Bank to enter into this Amendment, the Borrower warrants that:

          4.1 Authorization. The Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies under the Loan Agreement, as amended hereby, and to perform its obligations under the Loan Agreement, as amended hereby.

          4.2 No Conflicts. The execution and delivery of this Amendment and the performance by the Borrower of its obligations under the Loan Agreement, as amended hereby, do not and will not conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

          4.3 Validity and Binding Effect. The Loan Agreement, as amended hereby, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

          4.4  No Default. As of the closing date hereof, no Default under
     Section 10 of the Loan Agreement, as amended by this Amendment, or event or condition which, with the giving of notice or the passage of time, shall constitute an Event of Default, has occurred or is continuing.

          4.5 Warranties. As of the closing date hereof, the representations and warranties in Section 6 of the Loan Agreement are true and correct as though made on such date, except for such changes as are specifically permitted under the Loan Agreement.

     5. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date above first written after receipt by Bank of the following documents:

          5.1  This Amendment duly executed by the Borrower;

          5.2 Replacement Revolving Note dated as of July 1, 2001 duly executed by Borrower in the form attached hereto as Exhibit A-1;

          5.3 The Third Amendment to Pledge and Security Agreement dated as of July 1, 2001 and executed by the Borrower;

          5.4  Such other documents as the Bank may request.

     6.   GENERAL.

          6.1 Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Illinois.

          6.2 Successors. This Amendment shall be binding upon the Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and the successors and assigns of the Bank.

          6.3 Confirmation of Loan Agreement. Except as amended hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.

          6.4 Reaffirmation. The Borrower hereby ratifies and confirms its liabilities and obligations under the Loan Agreement, the Note and the Pledge and Security agreement dated as of April 1, 1998 between the Borrower and the Bank as each has been amended, renewed, replaced or extended from time to time and the liens and security interests, if any, created thereby, and acknowledges that it has no defenses, claims or set offs to the enforcement of the Bank of its obligations and liabilities thereunder.

          6.5 References to Loan Agreement. Each reference in the Loan Agreement to "this agreement", "hereunder", "hereof", or words of like import, and each reference to the Loan Agreement in any and all instruments or documents provided for in the Loan Agreement or delivered or to be delivered thereunder or in connection therewith, shall be deemed a reference to the Loan Agreement as amended hereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed at Chicago, Illinois by their respective officers duly authorized as of the date first above written.

LASALLE BANK NATIONAL ASSOCIATION            GOLD BANC CORPORATION, INC.


By: _________________________                By: ________________________

Title: ______________________                Title: _____________________

                                   EXHIBIT A-1

                           REPLACEMENT REVOLVING NOTE

Dated as of July 1, 2001
Amount:  $25,000,000                                     Due: September 28, 2001


     On September 28, 2001, GOLD BANC CORPORATION, INC., a Kansas corporation (the "Undersigned"), whose address is 11301 Nall Avenue, Leawood, Kansas 66211, for value received, promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION (formerly known as LaSalle National Bank), a national banking association (the "Bank"), whose address is 135 South LaSalle Street, Chicago, Illinois 60603, the lesser of: the principal sum of TWENTY FIVE MILLION and 00/100 DOLLARS ($25,000,000), or the aggregate unpaid principal amount of the revolving credit loan made available by the Bank to the Undersigned together with interest on any and all principal amounts outstanding hereunder from time to time from the date hereof until maturity. The Undersigned may borrow, repay (except as provided herein) without penalty and reborrow under this Note, from the date hereof until September 28, 2001.

     Interest shall be computed on the actual number of days elapsed on the basis of a 360 day year, on any and all principal amounts remaining unpaid hereunder from time to time outstanding from the date of borrowing until payment at a rate equal to one of the following options selected by the Undersigned:

          (i) the rate in effect from time to time as set by the Bank, and called its Prime Rate. "Prime Rate" shall mean the rate of interest then most recently announced by the Bank as its Prime Rate, which is not necessarily the Bank's lowest or most favorable rate of interest at any one time. Each change in the interest rate hereon shall take effect on the effective date of the change in the Prime Rate. The Bank shall not be obligated to give notice of any change in the Prime Rate. Interest under this option shall be payable quarterly commencing on August 1, 2001 and at maturity.

          (ii) 175 basis points over the London Interbank Offered Rate ("Libor Rate"). Libor Rate for purposes hereof shall mean the rate per annum (as conclusively determined by the Bank) at which United States Dollar deposits are offered by prime banks in the London Interbank Market at 11:00 a.m. London time to leading banks in the London Interbank Market two Eurodollar business days prior to the effective date of the borrowing for such interest period or periods when and if available, for one, two, three or six months. If no interest period is specified by the Undersigned, a one month Libor Rate period shall be selected. Interest on each Libor Rate loan shall be due and payable on (a) the last business day of each Libor Rate interest period with respect thereto, (b) the date of any principal repayment of such loan and (c) at maturity of such loan except that in the event the Undersigned shall select a six-month Libor Rate interest period, interest shall be payable at the end of the third month during such Libor Rate interest period and on the last day of such Libor Rate interest period. Any loan outstanding under this option may not be prepaid prior to the expiration of the requested interest period without the prior written consent of the Bank. Each Libor Rate loan must equal $100,000 or an integral part thereof.

     Should any new or existing statute, treaty or regulation (including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System), or any interpretation thereof by any governmental authority charged with the administration thereof, or any action by any central bank or other fiscal authority having jurisdiction over the Bank (or any of its branches or affiliates) or the revolving credit loan impose, modify, or deem applicable any reserve and/or special deposit requirement against any assets held by, or deposits in or for the amount of any revolving credit loan by the Bank (or any branch or affiliate of the Bank involved in transactions contemplated by this Note), except for such matters which resulted in a change in the Libor Rate pursuant to the definition of Libor Rate contained herein, that the result of the foregoing is to increase the cost to the Bank of making or maintaining such LIBOR loan, then the Undersigned shall pay to the Bank, on demand, an additional amount, as the Bank shall from time to time determine, is sufficient to indemnify the Bank for such increased cost. Should any of the aforementioned measures, or any similar measure, result in a reduction in the amount of principal or interest receivable by the Bank with respect to its revolving credit loan or an increase in the cost to the Bank with respect to the amount of principal or interest receivable by the Bank with respect to its revolving credit loan or an increase in the cost to the Bank of funding its revolving credit loan in the London Interbank dollar market (whether or not such loan is actually so funded) or engaging in any other transaction material to the maintenance of its revolving credit loan with interest thereon based on the Libor Rate (such reduction in amounts receivable or increases in costs being hereinafter referred to as "Costs"), the Undersigned shall fully compensate the Bank as of the end of each period for which the Libor Rate has been determined during which such measures were in effect for the Costs incurred during such period. All such Costs shall be determined by the Bank and a statement thereof shall be sent by the Bank to the Undersigned when such Costs have been determined, and such determinations shall be conclusive and binding on the Undersigned in the absence of manifest error, but the Bank shall, as promptly as practicable, notify the Undersigned of the existence of any event which would (if interest were to be accrued based on the Libor Rate) require reimbursement by the Undersigned of Costs incurred by the Bank.

     The Undersigned hereby authorizes the Bank to charge any account of the Undersigned for all sums due hereunder, following a default hereunder. Principal payments submitted in funds not available until collected shall continue to bear interest until collected. If payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday under the laws of the United States or the State of Illinois, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon at the rate specified during such extension.

     This Note is executed pursuant to a revolving line of credit under which Undersigned is indebted to Bank and evidences the aggregate unpaid principal amount of all advances made or to be made by Bank to Undersigned under the Note. All advances and repayments hereunder shall be evidenced by entries on the books and records of Bank which shall be presumptive evidence of the principal amount and interest owing and unpaid on this Note, or any renewal or extension hereof. The failure to so record any such amount or any error so recording any such amount shall not, however, limit or otherwise affect the obligations of the Undersigned hereunder to repay the principal amount of the liabilities together with all interest accruing thereon.

     Advances under this Note may be made by Bank upon the oral or written request of any person whose authority to so act has not been revoked by the Undersigned in writing theretofore received by Bank at its main office. Any such advances shall be conclusively presumed to have been made by Bank for the benefit of the Undersigned. The Undersigned does hereby irrevocably confirm, ratify and approve all such advances by Bank and does hereby indemnify Bank against losses and expenses (including court costs, attorneys' and paralegals' fees) and shall hold Bank harmless with respect thereto.

     As security for the payment of this Note and any other liabilities and obligations of the Undersigned to Bank howsoever created, arising or evidenced, and howsoever owned, held or acquired, (all such liabilities and obligations, including this Note, are hereinafter called the "Obligations"), the Undersigned hereby pledges, assigns, transfers and delivers to Bank and hereby grants to Bank a continuing security interest in any property of the Undersigned of any kind or description, tangible or intangible, now or hereafter assigned, transferred or delivered to or left in or coming into the possession, control or custody of, or in transit to, Bank or any agent or bailee for the Bank, by or for the account of the Undersigned whether expressly as collateral security or for any other purpose, and any property covered by a security agreement signed by the Undersigned in favor of Bank, including, but not limited to: (1) cash, accounts, inventory, negotiable instruments, documents of title, chattel paper, certificates of deposit, securities, deposit accounts, other cash equivalents and all other property of the Undersigned of whatever description whether now existing or hereafter acquired, now or hereafter in the possession or control of or assigned to the Bank, and the products and proceeds therefrom, including the proceeds of insurance thereon; and (2) the additional property of the Undersigned whether now existing or hereafter arising or acquired, together with any substitutions therefor, accessions thereto, or products and proceeds therefrom, including the proceeds of insurance thereon, consisting of:

          100% of the shares of the capital stock of Gold Bank, a Kansas state bank and the Undersigned's wholly-owned subsidiary, including all substitutions, stock splits, proceeds or dividends now or hereafter created, assessed, granted or paid by Gold Bank - Kansas.

     All of the aforesaid is collectively referred to herein as the "Collateral". The terms used herein to identify the Collateral shall have the respective meanings assigned to such terms as of the date hereof in the Illinois Uniform Commercial Code. The cancellation or surrender of this Note, upon payment or otherwise, shall not affect the right of the Bank to retain the Collateral for any other of the Obligations. The Undersigned agrees to deliver to Bank immediately upon its demand, such other collateral as Bank may from time to time request should the value of the Collateral in the Bank's reasonable discretion, decline, deteriorate, depreciate or become impaired in a material manner, or should Bank, in the exercise of its reasonable discretion, deem itself insecure for any reason whatsoever, including, but not limited to, a change in the financial condition of the Undersigned. The Undersigned hereby grants to Bank a continuing security interest in such other collateral, which, when pledged, assigned and transferred to Bank shall part of the Collateral. The Bank's security interests in each of the foregoing Collateral shall be valid, complete and perfected whether or not the same shall be covered by a specific assignment.

     The Bank shall have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as the Undersigned shall reasonably request in writing, provided that such request shall not be inconsistent with Bank's status as a secured party. No failure of Bank to preserve or protect any rights with respect to the Collateral against prior or third parties, or to do any act with respect to preservation of the Collateral not so requested by the Undersigned shall be deemed a failure to exercise reasonable care in the custody or preservation of the Collateral. The Undersigned shall have the sole responsibility for taking such action as may be necessary, from time to time, to preserve all rights of the Undersigned and Bank in the Collateral against prior or third parties. Without limiting the generality of the foregoing, the Undersigned represents to, and covenants with the Bank that the Undersigned has made arrangements for keeping informed of changes or potential changes affecting the securities constituting Collateral (including, but not limited to, rights to convert, subscribe, payment of dividends, reorganization, other exchanges, tender offers and voting rights), and the Undersigned agrees that the Bank shall have no responsibility or liability for informing the Undersigned of any changes or potential changes or for taking any action or omitting to take any action with respect thereto.

     All Obligations of the Undersigned and all rights, powers and remedies of the Bank expressed herein shall be in addition to, and not in limitation of, those provided by law or in any written agreement (other than this Note) relating to any of the Obligations or any security therefor. In addition to all other rights possessed by it, the Bank may, from time to time, after default (as hereinafter provided), at its sole discretion, and without notice to the Undersigned take the following actions: (1) transfer the whole or any part of securities constituting Collateral into its name or the name of its nominee without disclosing, that such securities so transferred are subject to the security interests granted hereunder, and any corporation or association, or any of the managers or trustees of any trust issuing any of said securities, or any transfer agent, shall not be bound to inquire, in the event that the Bank or said nominee makes any further transfer of said securities, as to whether the Bank or its nominee has the right to make such further transfer, and shall not be liable for transferring the same; (2) notify any obligors on any of the Collateral to make payment to the Bank of any amounts due or to become due with respect thereto; (3) enforce collection of any of the Collateral by suit or otherwise, or surrender, release or exchange all or any part thereof; (4) take possession or control of any proceeds and products of any of the Collateral, including the proceeds of insurance thereon; (5) extend, renew or modify for one or more periods (whether or not longer than the original period) this Note, any other of the Obligations, any obligation of any nature of any obligor with respect to this Note, or any of the Collateral, and grant any releases, compromises or indulgences with respect to this Note, or any other of the Obligations, extension or renewal thereof, any security therefor, or to any obligor hereunder or thereunder; (6) vote the Collateral; (7) make an election with respect to the Collateral under Section 1111 of the United States Bankruptcy Code (the "Code") or take action under Section 364 of the Code or any other section of the Code, now existing or hereafter amended; provided, however, that any such action of the Bank as herein set forth shall not, in any manner whatsoever, impair nor be construed to impair or affect the liability hereunder, nor prejudice or waive Bank's rights and remedies at law, in equity or by statute, nor release, discharge the Undersigned or other entity liable to the Bank for the Obligations and indebtedness; or (8) accept additions to, releases, reductions, exchanges or substitution of the Collateral, without in any way altering, impairing, diminishing or affecting the provisions of this Note, any of the other Obligations, or the Bank's rights hereunder and under any of the other Obligations.

     The Undersigned, without notice or demand of any kind, shall be in default hereunder if: (1) any amount payable on any of the Obligations is not paid within three (3) days of when due; or (2) the Undersigned shall otherwise fail to perform any of the promises to be performed by it hereunder or under any other agreement with Bank, and such failure shall not be cured within thirty
(30) days following notice thereof by the Bank; or (3) the Undersigned or any other party liable with respect to the Obligations, shall make any assignment for the benefit of creditors, or there shall be commenced any bankruptcy, receivership, insolvency, reorganization, dissolution or liquidation proceedings by or against, or the entry of any judgment, levy, attachment, garnishment or other process, or the filing of any lien against the Undersigned, any other party liable with respect to the Obligations, any of the Collateral; or (4) there be any deterioration or impairment of any of the Collateral or a decline in the assumed market price thereof (whether actual or reasonably anticipated), which causes the Collateral, in the sole opinion of Bank acting in good faith, to become unsatisfactory as to value or character, or which causes the Bank to reasonably believe that it is insecure and that the likelihood for repayment of the Obligations is impaired, time being of the essence; or (5) the occurrence of any default under a separate security agreement securing this Note, and such failure shall not be cured within thirty(30) days following notice thereof by the Bank; or (6) the determination by the Bank that a material adverse change has occurred in the financial condition of the Undersigned from the condition set forth in the most recent financial statement of the Undersigned furnished to the Bank, or from the financial condition of the Undersigned most recently disclosed to Bank in any manner; or (7) any oral or written warranty, representation, certificate or statement of the Undersigned to the Bank is untrue; or (8) the failure to do any act necessary to preserve and maintain the value and collectability of the Collateral; or (9) the Bank has possession of less than 100% of the shares of the capital stock of Gold Bank - Kansas; or (10) failure of the Undersigned after request by the Bank to furnish financial information or to permit inspection by the Bank of the Undersigned's books and records; or (11) the occurrence of any material adverse event which causes a change in the financial condition of the Undersigned.

     Whenever the Undersigned shall be in default as aforesaid, without demand or notice of any kind, the entire unpaid amount of all Obligations shall become immediately due and payable, and Bank may exercise, from time to time, any rights and remedies available to it under the Illinois Uniform Commercial Code or otherwise, including those available under any written instrument (in addition to this Note) relating to any of the Obligations and may, without demand or notice of any kind, appropriate and apply toward the payment of such of the Obligations, whether matured or unmatured, including costs of collection and attorneys' and paralegals' fees, and in such order of application as the Bank may, from time to time, elect, any balances, credits, deposits, accounts or moneys of the Undersigned in possession, control or custody of, or in transit to the Bank.

     THE UNDERSIGNED WAIVES EVERY DEFENSE, CAUSE OF ACTION, COUNTERCLAIM OR SETOFF WHICH THE UNDERSIGNED MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY BANK IN ENFORCING THIS NOTE AND/OR ANY OF THE OTHER OBLIGATIONS AND RATIFIES AND CONFIRMS WHATEVER BANK MAY DO PURSUANT TO THE TERMS HEREOF AND AGREES THAT BANK SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT OR MISTAKES OF FACT OR LAW. THE BANK AND THE UNDERSIGNED, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE IRREVOCABLY, THE RIGHT EITHER MAY HAVE TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, ANY OF THE OTHER OBLIGATIONS, OR ANY AGREEMENT EXECUTED IN CONJUNCTION HEREWITH OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH THE BANK AND THE UNDERSIGNED ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK GRANTING ANY FINANCIAL ACCOMMODATION TO THE UNDERSIGNED.

     The Undersigned, and any other party liable with respect to the Obligations, and each one of them, waive any and all presentment, demand, notice of dishonor, protest, and all other notices and demands in connection with the enforcement of Bank's rights hereunder, except as otherwise provided herein. No default shall be waived by the Bank except in writing. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude other or further exercise thereof, or the exercise of any other right or remedy. This Note: (i) is valid, binding and enforceable in accordance with its provisions, and no conditions exist to its legal effectiveness; (ii) contains the entire agreement between the Undersigned and Bank; (iii) is the final expression of the intentions of the Undersigned and Bank; and (iv) supersedes all negotiations, representations, warranties, commitments, offers, contracts (of any kind or nature, whether oral or written) prior to or contemporaneous with the execution hereof. No prior or contemporaneous representations, warranties, understandings, offers or agreements of any kind, whether oral or written, have been made by Bank or relied upon by the Undersigned in connection with the execution hereof. No modification, discharge, termination or waiver of any of the provisions hereof shall be binding upon the Bank, except as expressly set forth in a writing duly executed on behalf of the Bank.

     The Undersigned agrees to pay all costs, legal expenses, attorneys' fees and paralegals' fees of every kind, paid or incurred by Bank in enforcing its rights hereunder, including, but not limited to, litigation or proceedings initiated under the Code, or in respect to any other of the Obligations, or in defending against any defense, cause of action, counterclaim, setoff or crossclaim based on any act of commission or omission by the Bank with respect to this Note or any other of the Obligations, promptly on demand of Bank or other person paying or incurring the same.

     TO INDUCE THE BANK TO MAKE THE LOAN EVIDENCED BY THIS NOTE, THE UNDERSIGNED IRREVOCABLY AGREES THAT ALL ACTIONS ARISING DIRECTLY OR INDIRECTLY AS A RESULT OR IN CONSEQUENCE OF THIS NOTE OR ANY OTHER AGREEMENT WITH THE BANK SHALL BE INSTITUTED AND LITIGATED ONLY IN COURTS HAVING SITUS IN THE CITY OF CHICAGO, ILLINOIS, AND THE UNDERSIGNED HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT LOCATED AND HAVING ITS SITUS IN SAID CITY, AND WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS. THE UNDERSIGNED HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO THE UNDERSIGNED AT THE ADDRESS INDICATED IN THE BANK'S RECORDS IN THE MANNER PROVIDED BY APPLICABLE STATUTE, LAW, RULE OF COURT OR OTHERWISE. FURTHERMORE, THE UNDERSIGNED WAIVES ALL NOTICES AND DEMANDS IN CONNECTION WITH THE ENFORCEMENT OF BANK'S RIGHTS HEREUNDER, AND HEREBY CONSENTS TO, AND WAIVES NOTICE OF THE RELEASE WITH OR WITHOUT CONSIDERATION OF ANY COLLATERAL.

     The loan evidenced hereby has been made and this Note has been delivered at the Bank's main office and shall be governed and construed in accordance with the laws of the State of Illinois, in which state it shall be performed, and shall be binding upon the Undersigned and its successors and assigns. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or be invalid under such law, such provision shall be severable, and be deemed ineffective to the extent of such prohibition or invalidity without invalidating the remaining provisions of this Note.

     The Undersigned represents and warrants to Bank that the execution and delivery of this Note has been duly authorized by resolutions heretofore adopted by its Board of Directors in accordance with law and its bylaws, that said resolutions have not been amended nor rescinded, are in full force and effect and that the officers executing and delivering this Note for and on behalf of the Undersigned are duly authorized to so act. The Bank, in extending financial accommodations to the Undersigned, is expressly acting and relying upon the aforesaid representations and warranties.

     The Undersigned acknowledges and agrees that the lending relationship hereby created with the Bank has been conducted on an open and arm's length basis in which no fiduciary relationship exists and that the Undersigned has not relied and is not relying on any such fiduciary relationship in consummating the loan evidenced by this Note.

     This Note is issued in substitution for and replacement of, but not in repayment of, that certain Replacement Revolving Note in the principal amount of $25,000,000, dated January 23, 2001, made by the Undersigned payable to the order of the Bank, and is not and shall not be deemed a novation therefor.

     As used herein, all provisions shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction and in particular the word "Undersigned" shall be so construed.

     IN WITNESS WHEREOF the Undersigned has executed this Replacement Revolving Note on the date above set forth.

                                              GOLD BANC CORPORATION, INC.


                                              By:  _____________________________
                                              Its: _____________________________